UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

The Sherwin-Williams Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

SHERWIN-WILLIAMS. | valspar

Creating a Premier Global Paints and Coatings Company

SHERWIN WILLIAMS.

$26.6B
Market Cap

$11.3B
Revenue

47,000
Employees

Cleveland, OH
Headquarters

Brands include:

KRYLON · Dutch Boy · MINWAX · Thompson's WaterSeal

valspar

$6.6B
Market Cap

$4.3B
Revenue

11,100
Employees

Minneapolis, MN
Headquarters

Brands include:

Cabot · valspar paint · 华润涂料 · wattyl

COMBINATION EXPANDS SHERWIN-WILLIAMS PRODUCT LINES AND BUILDS A GLOBAL PLATFORM FOR GROWTH

Significant Benefits for Employees, Partners and Customers

- Shared cultures and values with rich heritages, and commitment to excellence and innovation
- Broadens company range with well-known brands and high-quality products
- Improved technology capabilities to accelerate product innovation
- Benefit from cost reductions and synergies
- Integration planning committee to be formed, with representation from both companies

Expands Capabilities in New Geographies and Applications

- Significantly expands position in Asia-Pacific and EMEA
- Extends capability set into packaging and coil with leadership positions to create array of strong brands and technologies
- Provides scale platform to enable and accelerate growth in Asia Pacific

Pro Forma Revenues

CY2015 Sales, $ in billions



$11.3
$4.3
$15.6
valspar
Pro Forma

Pro Forma EBITDA

CY2015 EBITDA, $ in billions



$1.8
16.0%
$0.7
$2.8
Synergies
17.8%*
valspar
Pro Forma

- Annual synergies of $280mm realized in 2 years, primarily from SG&A and raw materials savings
- Immediately EPS accretive (excl. one-time costs) with strong IRR
- Pro Forma enhanced FCF profile allows for rapid deleveraging

Sherwin-Williams Revenue

By Geography



16% Int'l
$11.3bn
2015
84% US

Pro Forma Revenue

By Geography



24% Int'l
$15.6bn
Pro Forma 2015
76% US

- Consistent with – and accelerates – growth strategy
- Creates strong presence of professional and do-it-yourself areas in key international markets

*Includes run-rate synergies

SHERWIN-WILLIAMS. | valspar
Creating a Premier Global Paints and Coatings Company
Additional Information and Where to Find it
Valspar intends to file with the SEC a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Valspar stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.
Certain Information Concerning Participants
Valspar and Sherwin-Williams and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Valspar investors and security holders in connection with the contemplated transactions. Information about Valspar’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. Information about Sherwin-Williams’ directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that Valspar intends to file with the SEC.
Cautionary Statement Regarding Forward-Looking Information
This communication contains forward-looking information about Valspar, Sherwin-Williams and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of Valspar and its subsidiaries. Valspar and Sherwin-Williams caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Valspar stockholder approval of the proposed transaction; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction and the possibility that Valspar stockholders consequently receive $105 per share instead of $113 per share; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Valspar and its management; the effect of announcement of the transaction on Valspar’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; fluctuations in the availability and prices of raw materials; difficult global economic and capital markets conditions; risks associated with revenues from foreign markets; interruption, failure or compromise of Valspar’s information systems; and changes in the legal and regulatory environment. These risks and others are described in greater detail in Valspar’s Annual Report on Form 10-K for the fiscal year ended October 30, 2015, as well as in Valspar’s Quarterly Reports on Form 10-Q and other documents filed by Valspar with the SEC after the date thereof. Valspar and Sherwin-Williams make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.